Supplement dated February 3, 2015 to the Wilmington Funds (the “Trust”) Prospectus dated August 31, 2014, as revised December 1, 2014 (the “Prospectus”)

Effective February 3, 2015, the information in the Prospectus with respect to the Wilmington Multi-Manager Alternatives Fund will be amended, supplemented or replaced as follows:

Addition of Sub-Advisors

Effective February 3, 2015, Calamos Advisors, LLC, Highland Capital Management Fund Advisors, L.P. and Highland Capital Healthcare Advisors, L.P. will become sub-advisors to the Wilmington Multi-Manager Alternatives Fund (the “Fund”).

The following amends and replaces information in the sub-section entitled “Investment Sub-Advisors” on page 23 of the Prospectus:

Wilmington Trust Investment Advisors, Inc. (“WTIA”), Acuity Capital Management, LLC (“Acuity”), Calamos Advisors, LLC (“Calamos”), Carl M. Loeb Advisory Partners L.P., (d/b/a) Loeb King Capital Management (“Loeb King”), Highland Capital Healthcare Advisors, L.P. (“HCHA”), Highland Capital Management Fund Advisors, L.P. (“HCMFA”), Parametric Risk Advisers (“Parametric RA”) and P/E Global LLC (“PE Global”).

Portfolio Managers	Title	Service Date (with the Fund)
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2012
Todd Murphy, CFA, CAIA, CFP	Vice President at WTIA	2014
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
David J. Harris	Managing Member and Portfolio Manager at Acuity	2012
Howard M. Needle	Managing Member and Portfolio Manager at Acuity	2012
John P. Calamos, Sr.	Chief Executive Officer and Global Co-Chief Investment Officer at Calamos	2015
Gary Black	Global Co-Chief Investment Officer at Calamos	2015
Brendan Maher, CFA	Portfolio Manager at Calamos	2015
Daniel Fu	Co-Portfolio Manager at Calamos	2015
Himanshu Sheth	Co-Portfolio Manager at Calamos	2015
Matthew Wolfson	Co-Portfolio Manager at Calamos	2015
Naveen Yalamanchi	Co-Portfolio Manager at Calamos	2015
Michael Gregory	Portfolio Manager at HCHA	2015
Jonathan Lamensdorf, CFA	Portfolio Manager at HCMFA	2015
Gideon J. King	Chief Executive Officer and Chief Investment Officer at Loeb King	2014
Blaine G. Marder, CFA	Portfolio Manager at Loeb King	2014
Brian T. Anderson	Portfolio Manager at Loeb King	2014
Brian Gottlieb	Portfolio Manager at Loeb King	2014
Adam Weingarten	Portfolio Manager at Loeb King	2014
Ken Everding	Managing Director and Portfolio Manager at Parametric RA	2012
Jonathan Orseck	Managing Director and Portfolio Manager at Parametric RA	2012
Warren S. Naphtal	Chief Investment Officer at PE Global	2013
J. Richard Zecher, PhD	Strategist and Risk Manager at PE Global	2013

The following paragraph is added to page 108 of the Prospectus under the sub-section entitled “Sub-Advisors”:

Calamos Advisors, LLC (“Calamos”) sub-advises a portion of the Multi-Manager Alternatives Fund. Calamos, located at 2020 Calamos Court, Naperville, Illinois 60563-2787 is a registered investment advisor. As of December 31, 2014, Calamos had assets under management of approximately $23.5 billion.

Highland Capital Healthcare Advisors, L.P. (“HCHA”) sub-advises a portion of the Multi-Manager Alternatives Fund. HCHA, located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, is a registered investment advisor. As of December 31, 2014, HCHA had assets under management of approximately $416.2 million.

Highland Capital Management Fund Advisors, L.P. (“HCMFA”) sub-advises a portion of the Multi-Manager Alternatives Fund. HCMFA, located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, is a registered investment advisor. As of December 31, 2014, HCMFA had assets under management of approximately $4.3 billion.

The following amends and replaces information on page 109 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities” for the Fund:

Multi-Manager Alternatives Fund – Thomas R. Pierce, CFA, Todd Murphy, CFA and Joshua A. Savadove, CFA, CAIA of WTIA are responsible for the day-today-management of the Multi-Manager Alternatives Fund. Howard M. Needle and David J. Harris are responsible for the day-to-day management of any portion of the Fund allocated to Acuity Capital. John P. Calamos, Sr., Gary Black, Brendan Maher, CFA, Daniel Fu, Himanshu Sheth, Matthew Wolfson and Naveen Yalamanchi are responsible for the day-to-day management of any portion of the Fund allocated to Calamos. Michael Gregory is responsible for the day-to-day management of any portion of the Fund allocated to HCHA. Jonathan Lamensdorf, CFA, is responsible for the day-to-day management of any portion of the Fund allocated to HCMFA. Gideon J. King, Blaine G. Marder, CFA, Brian T. Anderson, Brian Gottlieb, and Adam Weingarten are responsible for the day-to-day management of any portion of the Fund allocated to Loeb King. Ken Everding and Jonathan Orseck are responsible for the day-to- day management of any portion of the Fund allocated to Parametric RA. Warren S. Naphtal and J. Richard Zecher, PhD are responsible for the day-to-day management of any portion of the Fund allocated to PE Global.

The following biographies are added to pages 115-121 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”:

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and Chairman, CEO and Global Co-CIO of Calamos as of August 31, 2012, prior thereto he was Chairman, CEO and Co-CIO of Calamos and its predecessor company.

Gary D. Black. Gary D. Black became the Executive Vice President and Global Co-CIO of Calamos as of August 31, 2012. Mr. Black served as Chief Executive Officer and Chief Investment Officer, and was a Founding Member of Black Capital LLC from July 2009 until August 2012, prior thereto, Mr. Black served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009.

Brendan Maher. Brendan Maher joined Calamos in September 2012 and has been a Co-Portfolio Manager since March 2013. Between September 2012 and March 2013 he was a senior strategy analyst. Previously, Mr. Maher served as a Senior Research Analyst at Black Capital from March 2011 until September 2012. Prior thereto Mr. Maher was a Founding Partner in Savannah-Baltimore Capital Management, LLC from 2004 to 2011.

Daniel Fu. Daniel Fu joined Calamos in September 2012 as a Co-Portfolio Manager. Mr. Fu previously was a Vice President and Senior Analyst at Peconic Partners, a long/short equity hedge fund, where he focused on the consumer/ retail sector with a secondary focus in the internet/technology sector. Previously, Mr. Fu was an Investment Analyst at Citi Principal Strategies, a long/short equity fund from 2010 to 2011. Prior to Citi Principal Strategies, he was with Citigroup Investment Research from 2006 to 2010.

Himanshu Sheth. Himanshu Sheth joined Calamos in September 2012 as a Co-Portfolio Manager. Previously, he was a sector head at Black Capital since 2011. Prior to joining Black Capital, Mr. Sheth was a principal and key member of the investment team at JAI Capital Management, a long/short equity hedge fund, where he focused on the energy, materials, and industrials sectors from 2009 to 2011. Previously, Mr. Sheth was a research analyst at One East Partners from 2007 to 2009.

Matthew Wolfson. Matthew Wolfson joined Calamos in May 2014 as a Co-Portfolio Manager. Previously, he was a Senior Analyst at Warshaw Asset Management since 2012. Prior thereto, Mr. Wolfson was a Senior Analyst, Technology, Media and Telecom at Bull Path Capital Management from 2009 to 2011.

Naveen Yalamanchi. Naveen Yalamanchi joined Calamos in September 2012 as a Co-Portfolio Manager. Previously, he was a sector head at Black Capital since 2011. Prior to joining Black Capital, Dr. Yalamanchi was a health care portfolio manager at RTW Funds, where he managed a long/short health care sleeve of the portfolio from 2010 to 2011. Prior thereto, Dr. Yalamanchi was a senior health care analyst at Millennium Partners in 2009 and at Davidson Kempner Capital Management from 2006 through 2008, where he focused on long and short opportunities across all health care subsectors.

Michael Gregory, is a Portfolio Manager of HCHA. Mr. Gregory is a Managing Director and Head of Healthcare Credit and Healthcare Long/Short Equity investment strategies at HCHA. In 2006, he founded Highland Capital Healthcare Partners, L.P., a healthcare hedge fund that is currently in the seventh year of operations and became an affiliate of HCHA in 2010. Mr. Gregory also worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business. He is a Fellow of the Royal Society of Medicine and a lecturer at Yale University.

Jonathan Lamensdorf, CFA, is a Portfolio Manager of HCMFA. Mr. Lamensdorf is a Managing Director at HCMFA and the lead Portfolio Manager for the Highland Long/Short Equity Fund. Prior to joining HCMFA, Mr. Lamensdorf most recently spent four years as a Senior Equity Analyst at Walker Smith Capital, a long/short equity hedge fund with roughly $1 billion in assets, founded in 1996. Prior to that, Mr. Lamensdorf worked for four years as a senior equity analyst at other hedge funds with assets under management ranging from $250M to $750M. He holds an MBA from the University of Chicago and a BBA in Finance from the University of Texas at Austin.

Please keep this Supplement for future reference.

Supplement dated February 3, 2015 to the Wilmington Funds (the “Trust”) Statement of Additional Information dated August 31, 2014, as revised December 1, 2014 (the “SAI”)

Wilmington Multi-Manager Alternatives Fund (the “Fund”)

Effective February 3, 2015, Calamos Advisors, LLC, Highland Capital Management Fund Advisors, L.P. and Highland Capital Healthcare Advisors, L.P. will become sub-advisors to the Wilmington Multi-Manager Alternatives Fund (the “Fund”).

The following amends the information on page 19 of the SAI under the section entitled “Securities in which the Funds Invest”:

Healthcare Securities

The Multi-Manager Alternatives Fund may invest directly and indirectly in companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine. (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. These healthcare companies may also include investment companies, including exchange traded funds that invest in healthcare companies.

The following amends the information on page 28 of the SAI under the section entitled “Investment Risks”:

Risks Related to Healthcare Strategies

An investment by a Fund in healthcare securities exposes the Fund to the overall condition of the healthcare industry and makes the Fund more susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry than a fund that does not focus on healthcare companies.

The following amends and replaces the information pertaining to the Fund on page 81 of the SAI:

MULTI-MANAGER ALTERNATIVES FUND

Each of Acuity Capital Management, LLC (“Acuity”), Calamos Advisors, LLC (“Calamos”), Carl M. Loeb Advisory Partners L.P., (d/b/a) Loeb King Capital Management (“Loeb King”), Highland Capital Healthcare Advisors, L.P. (“HCHA”), Highland Capital Management Fund Advisors, L.P. (“HCMFA”), Parametric Risk Advisers (“Parametric RA”) and P/E Global LLC (“PE Global”) act as sub-advisors to the Fund.

Acuity is located at 60 Arch Street, Greenwich, CT 06830. Howard M. Needle and David J. Harris each may be deemed to control Acuity by virtue of owning greater than 25% of Acuity.

Calamos is located at 2020 Calamos Court, Naperville, Illinois 60563-2787.

HCHA is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

HCMFA is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Loeb King is located at 125 Broad Street, 14th Floor, New York, New York 10004. Loeb King may be deemed to be controlled by (i) Carl M. Loeb Management Holding LLC by virtue of its status as general partner of Loeb King and (ii) LB Partners, L.P. and Carl M. Loeb & Co. LLC, each by virtue of their direct or indirect ownership of at least 25% of Loeb King’s voting securities. Gideon J. King is the sole owner of LB Partners, L.P., and Thomas L. Kempner controls a majority of the outstanding voting securities of Carl M. Loeb & Co. LLC.

Parametric RA is located at 518 Riverside Avenue, 1st Floor, Westport, CT 06880.

PE Global is located at 75 State Street, 31st Floor, Boston, MA 02109.

The Fund is directly responsible for paying the following sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Acuity	1.00%
Calamos	0.95%
HCHA	1.00%
HCMFA	0.90%
Loeb King	1.05% on first $100 million of assets; and 1.00% on assets in excess of $100 million.
Parametric RA	0.90%
PE Global	1.00%

Of the 1.83% management fee disclosed in the Fund’s fee table in the summary prospectus, 0.88% may be allocated to sub-advisers (other than WTIA) that assist in managing the Fund’s assets.

The following information is added to pages 96-99 of the SAI:

Calamos Advisors, LLC (Calamos)

John P. Calamos, Sr.

Other Accounts Managed (As of December 31, 2014)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	28/ $20,760	2/ $891

Other Pooled Investment Vehicles	8/ $680	0

Other Accounts	1,712/ $2,036	0

Gary Black

Other Accounts Managed (As of December 31, 2014)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	28/ $20,760	2/ $891

Other Pooled Investment Vehicles	9/ $710	1/ $30.7

Other Accounts	1,712/ $2,036	0

Brendan Maher, CFA

Other Accounts Managed (As of December 31, 2014)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	2/ $4,316	0

Other Pooled Investment Vehicles	1/ $30.7	1/ $30.7

Other Accounts	0	0

Naveen Yalamanchi, Himanshu Sheth, Daniel Fu, Matthew Wolfson

Other Accounts Managed (As of December 31, 2014)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	1/ $126	0

Other Pooled Investment Vehicles	1/ $30.7	1/ $30.7

Other Accounts	0	0

Dollar value of shares owned in the Multi-Manager Alternatives Fund: None.

Compensation

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of December 31, 2014, John P. Calamos, Sr. and Gary D. Black, Calamos’ Co-CIOs, receive all of their compensation from Calamos Advisors. Each is compensated pursuant to an employment agreement in the form of an annual base salary and a target bonus, both payable in cash, as well as long-term incentive awards, a portion of which may be invested in products which they manage. Brendan Maher, Daniel Fu, Himanshu Sheth, Naveen Yalamanchi, and Matthew Wolfson receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards (a portion of which may be invested in products which they manage). Each of these individuals is also eligible for discretionary LTI awards (consisting of restricted stock units and/or stock options) based on individual and collective performance, though these awards are not guaranteed from year to year. Additionally, Messrs. Maher, Yalamanchi, Sheth and Fu are also eligible to receive a portion of certain investment advisory fees and incentive fee payments collected by Calamos Advisors or an affiliated entity, as determined by the Calamos Co-CIOs.

Material Conflicts of Interest

The Fund’s Co-Portfolio Managers are responsible for managing both the Fund and other accounts, including but not limited to, other registered funds, separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to differentials in advisory fees, the interest held by Calamos Advisors in other accounts, the presence of performance fees, portfolio manager participation in performance fees, and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts, including policies designed to ensure the fair allocation of securities purchased on an aggregated basis; procedures for monitoring side-by-side conflicts; policies to ensure cross-trades involving the Fund are made only in accordance with the rules promulgated under the 1940 Act; and a Code of Ethics designed to address potential conflicts between personal trades and client trades.

Highland Capital Healthcare Advisors, L.P. (HCHA)

Michael Gregory

Other Accounts Managed (As of December 31, 2014)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	2 / $408	N/A

Other Pooled Investment Vehicles	1 / $8	1 / $4

Other Accounts	N/A	N/A

Dollar value of shares owned in the Multi-Manager Alternatives Fund: None.

Compensation

HCHA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCHA, as applicable.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCHA, which may include the amount of assets supervised and other management roles within HCHA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCHA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCHA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCHA.

Material Conflicts of Interest

HCHA manages portfolios for multiple institutional, individual, and mutual fund clients. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, a particular portfolio may contain different securities than the Fund, and investment decisions may be made in other accounts that are different than the decisions made for the Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are, or have the potential to be, higher than the fees paid by the Fund to HCHA. In situations where HCHA has entered into a performance fee arrangement, it may have an economic incentive to make riskier investments and/or pursue riskier strategies than it might otherwise.

HCHA’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address potential conflicts of interest, HCHA has adopted and implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. HCHA’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, HCHA’s senior management team reviews the performance of portfolio managers and analysts.

Highland Capital Management Fund Advisors, L.P. (HCMFA)

Jonathan Lamensdorf, CFA

Other Accounts Managed (As of December 31, 2014)

Other Accounts Managed	Total Number of Other Accounts Managed/ Total Assets (Millions)	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 / $921	N/A

Other Pooled Investment Vehicles	N/A	N/A

Other Accounts	1 / $3	N/A

Dollar value of shares owned in the Multi-Manager Alternatives Fund: None.

Compensation

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA, as applicable.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Material Conflicts of Interest

HCMFA manages portfolios for multiple institutional, individual, and mutual fund clients. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, a particular portfolio may contain different securities than the Fund, and investment decisions may be made in other accounts that are different than the decisions made for the Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are, or have the potential to be, higher than the fees paid by the Fund to HCMFA. In situations where HCMFA has entered into a performance fee arrangement, it may have an economic incentive to make riskier investments and/or pursue riskier strategies than it might otherwise.

HCMFA’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address potential conflicts of interest, HCMFA has adopted and implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. HCMFA’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, HCMFA’s senior management team reviews the performance of portfolio managers and analysts.

The following amends and replaces the “Addresses” information pertaining to Sub-Advisors to the Fund in the SAI:

Sub-advisors to Wilmington Multi-Manager Alternatives Fund

Acuity Capital Management, LLC

60 Arch Street, 2nd Floor

Greenwich, Connecticut 06830

Calamos Advisors, LLC

2020 Calamos Court

Naperville, Illinois 60563-2787

Highland Capital Healthcare Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201.

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201.

Loeb King Capital Management

125 Broad Street, 14th Floor

New York, New York 10004

Parametric Risk Advisors, LLC

274 Riverside Avenue, 1st Floor

Westport, Connecticut 06880

P/E Global LLC

75 State Street, 31st Floor

Boston, Massachusetts 02109

Please keep this Supplement for future reference.